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                                                                  EXHIBIT 10.9.3

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is to be effective as of February 28, 2006 (the "Effective Date"), by and among Transport International Pool, Inc., a Pennsylvania corporation ("Assignor"), GE Asset Intelligence, LLC, a Delaware limited liability company ("Assignee") and ORBCOMM LLC, a Delaware limited liability company ("ORBCOMM").

                                   WITNESSETH:

      WHEREAS, Assignor and ORBCOMM are parties to the International Value Added Reseller Agreement, dated March 14, 2003, as amended (the "IVAR");

      WHEREAS, Assignor now desires to assign to Assignee Assignor's right, title and interest in the IVAR on the terms and conditions hereinafter set forth, and Assignee and ORBCOMM are agreeable thereto;

      WHEREAS, in order to induce ORBCOMM to consent to the assignment and assumption of the IVAR pursuant to this Agreement, Assignor has agreed to guaranty Assignee's obligations and performance under this Agreement; and

      NOW, THEREFORE, FOR AND IN CONSIDERATION of the above premises, the mutual covenants hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. Assignment. Effective on the Effective Date, Assignor hereby assigns, transfers and sets over unto Assignee all of the right, title, interest, unexpired term, rights of extension and privileges, of the Assignor in, to and under the IVAR.

      2. Assumption. Effective on the Effective Date, Assignee hereby agrees to assume, pay, perform and discharge, when due or required to be performed, as the case may be, all of the terms, covenants and conditions of the IVAR on the part of the Assignor which accrue on or after the Effective Date.

      3. Guaranty. Assignor hereby guarantees the full, complete and timely payment and performance by Assignee of all the obligations to be performed by Assignee hereunder.

      4. Consent. ORBCOMM hereby consents to the assignment and assumption of the IVAR under this Agreement.

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      5. Successors. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

      6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall be effective when one or more counterparts have been signed by each of the parties.

      7. Entire Agreement; Amendment. This Agreement contains the entire understanding between the parties and supersede all prior written and oral understandings relating to the subject matter hereof. No representations, warranties, indemnities, agreements or understandings not contained herein or in the IVAR shall be valid or effective unless agreed to in writing and signed by the parties. The provisions of this Agreement may not be modified or amended except by an instrument in writing signed by all the parties hereto.

      8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York and the United States, without regard to the principles of conflicts of law.

      9. Notices. All notices and other communications hereunder or under the IVAR shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile, by express mail, courier, or by registered or certified mail, return receipt requested, postage prepaid, to the Assignor and ORBCOMM as provided in the IVAR and with respect to the Assignee at the following address:

      ASSIGNEE:

                  GE Asset Intelligence, LLC
                  540 West Northwest Hwy.
                  Barrington, IL 45230
                  Telephone: +1 (847) 277-6152
                  Facsimile: +1 (847) 277-5895
                  Attention: General Counsel

                         [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.

                                         TRANSPORT INTERNATIONAL POOL, INC.

                                         By: /s/ Siva Balakrishnan
                                            ------------------------------------
                                         Name: Siva Balakrishnan
                                         Title: SVP - Operations

                                         GE ASSET INTELLIGENCE, LLC

                                         By: /s/ Clayton R. Sander, Jr.
                                            ------------------------------------
                                         Name: Clayton R. Sander, Jr.
                                         Title: VP, General Counsel & Secretary

                                         ORBCOMM LLC

                                         By: /s/ Jerome B. Eisenberg
                                            ------------------------------------
                                         Name: Jerome B. Eisenberg
                                         Title: Chief Executive Officer